June 1, 2026

BNY MELLON OPPORTUNITY FUNDS

BNY Mellon Natural Resources Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

David S. Intoppa, Brock Campbell, CFA and Alex Trombetta are the fund's primary portfolio managers, positions they have held since November 2020, August 2023 and June 2026, respectively. Mr. Intoppa is a portfolio manager at NIMNA. Mr. Campbell is the head of global equity research at NIMNA. Mr. Trombetta is a research analyst and portfolio manager at NIMNA.

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The following information supersedes and replaces the information in the second paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectus:

David S. Intoppa, Brock Campbell, CFA and Alex Trombetta are the fund's primary portfolio managers, positions they have held since November 2020, August 2023 and June 2026, respectively, and are jointly and primarily responsible for managing the fund's portfolio. Mr. Intoppa is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2006. Mr. Campbell is the head of global equity research at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2005. Mr. Trombetta is a research analyst and portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2017.

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